UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2022

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
State of Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2022, AudioEye, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (the “Restated Employment Agreement”) with David Moradi, the Company’s Chief Executive Officer. The Restated Employment Agreement amends and restates Mr. Moradi’s Employment Agreement with the Company, dated as of August 20, 2020 (the “Prior Employment Agreement”). The Restated Employment Agreement, other than providing for an additional equity award as described further below, contains substantially similar terms as the Prior Employment Agreement, which was described in, and filed as an exhibit to, the Company’s Current Report on Form 8-K/A filed on August 24, 2020.

The Restated Employment Agreement provides that Mr. Moradi will receive a grant of 400,000 restricted stock units (“RSUs”), subject to approval by the Company’s stockholders of an increase in the number of shares authorized for issuance under the AudioEye, Inc. 2020 Equity Incentive Plan to accommodate the grant of such RSUs. If so granted, the RSUs will vest as follows: 111,706 RSUs will vest on each of January 20, 2023, January 20, 2024 and January 20, 2025, and the remaining 64,882 RSUs will vest on August 20, 2025. Any unvested RSUs will become fully vested if, on or prior to August 20, 2025, Mr. Moradi’s employment is terminated by the Company without cause or due to his death, or if there is a change in control of the Company that involves a corporate transaction at any time before the RSUs are fully vested.

The foregoing summary of the Restated Employment Agreement and grant of RSUs is qualified in its entirety by reference to the full text of the Restated Employment Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit
Number	Description

10.1	Amended and Restated Employment Agreement by and between AudioEye, Inc. and David Moradi, dated April 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 8, 2022	AudioEye, Inc.
(Registrant)

	By	/s/ James Spolar
Name: James Spolar
Title: General Counsel and Secretary